Please file this Prospectus Supplement with your records.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND

Supplement dated May 21, 2010, to the Prospectus dated May 1, 2010, as previously supplemented on May 10, 2010.

This supplement contains important information about the above referenced Fund.

In the section of the Prospectus entitled “Organization and Management of the Funds— The Investment Adviser” describing the proposed reorganization of the Fund into the newly created Wells Fargo Advantage VT Omega Growth Fund, the reference to Mr. Aziz Hamzaogullari of Wells Capital Management under the column heading “Portfolio Management Team of Acquiring Fund” is hereby deleted and replaced with the following portfolio management team: Thomas J. Pence, CFA, and Michael T. Smith, CFA, of Wells Capital Management.

VTF060/P1410S2